================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 13, 2007

                               TRANSGENOMIC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                    000-30975                   911789357
------------------------     ------------------------     ----------------------
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

        12325 Emmet Street, Omaha, Nebraska                       68164
      ----------------------------------------                  ----------
      (Address of principal executive offices)                  (Zip Code)

                                 (402) 452-5400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

         On February 13, 2007, Transgenomic, Inc. (the "Registrant") received a staff determination letter from Nasdaq's Listing Qualifications Department indicating that the Registrant no longer met the minimum bid price requirement for continued listing on the Nasdaq Capital Market ("Capital Market") as set forth in Marketplace Rule 4310(c)(4). As a result, the Registrant's common stock is subject to delisting from the Capital Market. Trading in the Registrant's common stock will be suspended on the Capital Market at the opening of business on February 22, 2007, and a Form 25-NSE will be filed with the Securities and Exchange Commission which will remove the Registrant's common stock from listing and registration on the Capital Market. The Registrant does not intend to appeal this determination. The Registrant has been advised that Feltl & Company has made an application to register and quote the Registrant's common stock on the OTC Bulletin Board.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release, dated February 20, 2007, announcing that the Registrant has received notice of delisting from the Nasdaq Capital Market.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 20, 2007                            TRANSGENOMIC, INC.


                                                     By: /s/ Debra Schneider
                                                         -----------------------
                                                         Debra Schneider,
                                                         Chief Financial Officer